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                                                    Exhibit 10.17


    PIVOT RULES COMPANY AGREEMENT WITH I D L International Llc


1.   PIVOT RULES WILL PAY IDL INT'L 5% OF FOB OR IMPLIED FOB (IN CASE OF
     LDP) ON ALL PRODUCTION ORDERS CONFIRMED BEGINNING APRIL 15,
     1996.
2. ORDERS MUST BE 25% GROSS MARGIN BASED ON THE BELOW COSTING FORMULA IN ORDER TO WARRANT THE FULL 5% COMMISSION RATE. COMMISSION RATE WILL BE PAID ON A SLIDING SCALE UP TO 5% TO NET COMPANY AT 25% ON ORDERS WITH LESS THAN 25% LOADED INITIAL MARGINS. A MINIMUM OF 2.5% COMMISSION SHALL BE PAYABLE ON ALL ORDERS.
2A.  THE COSTING FORMULA WILL BE: FIRST COST + DUTY + FREIGHT + AGENT
     FEE (IF APPLICABLE) + IDL INT'L COMMISSION + FINANCE (5%) + .35 DISTRIBUTION/MISC. COSTS ON ALL PROGRAM ORDERS. OPEN STOCK
     PIVOT RULES PROGRAMS DISTRIBUTION COSTS WILL BE .85.
2B.  FOR NON APPAREL ITEMS SUCH AS GIFT PACKS, DIRECT DESIGN COSTS
     WILL BE ADDED TO THE COST SHEETS.
2C.  COSTS WILL BE RECONCILED ON A QUARTERLY BASIS TO REFLECT
     ADJUSTMENTS FOR VARIANCES ON FOB, DUTY, OR FREIGHT RATES.
3.   BEGINNING APRIL 15, 1996 PIVOT RULES WILL PAY 50% OF COMMISSION
     DUE UPON ORDER PLACEMENT AND CREDIT APPROVAL ON ALL ORDERS
     UP TO $5,000.00 PER MONTH. THE BALANCE SHALL BE PAYABLE UPON THE
     ORDER'S EX FACTORY.
4.   IDL INTL'S RESPONSIBILITIES ARE DETAILED AS FOLLOWS:
     A.   NEGOTIATE ALL PRICING
     B.   ORDER PLACEMENT BY AGENT/FACTORY.
     C.   QUALITY CONTROL, APPROVAL PROCESS ON ALL WORK IN PROCESS
          AS WELL AS COSTS INCURRED TO CONDUCT THIS PROCESS.
     D.   ORDER TRACKING FROM ORDER PLACEMENT TO EX. FACTORY.
     E.   CUSTOMS CLEARANCE IN CONJUNCTION WITH PIVOT RULES STAFF.
5.   PIVOT RULES RESPONSIBILITIES ARE AS FOLLOWS:
     A.   OPEN AND ADMINISTER ALL LETTERS OF CREDIT.
     B.   FREIGHT CONSOLIDATION, CUSTOMS CLEARANCE AND
          WAREHOUSE OPERATIONS.
     C.   DISTRIBUTION TO CUSTOMERS.
5A.  DESIGN APPROVALS ON ALL STRIKEOFFS, EMBROIDERIES, HANDLOOMS,
     LABDIPS, FABRICS, ACCESSORIES ETC.  WILL BE JOINTLY HANDLED BY
     PIVOT STAFF AND/OR OUTSIDE SERVICES IN CONJUNCTION WITH IDL
     INTERNATIONAL.

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P
6.   THIS AGREEMENT IS MUTUALLY EXCLUSIVE WITH RESPECT TO APPAREL.
     ALL OUTSIDE PROJECTS UNDERTAKEN BY DAVID LEWIS AND/OR IDL INT'L
     WILL BE DISCUSSED WITH KEN SEIFF AND REQUIRE HIS APPROVAL.
7. BOTH PARTIES AGREE TO USE BEST EFFORTS TO CONVERT COMMISSION DUE AND/OR FUTURE COMMISSIONS INTO A NEW COMPENSATION PACKAGE TO INCLUDE SALARY AND/OR EQUITY AND/OR INCENTIVES. BOTH PARTIES AGREE TO BEGIN THIS DIALOGUE BY DECEMBER 31, 1996.
8.   THE TERM OF THIS AGREEMENT SHALL BE FROM APRIL 15, 1996 TO APRIL
     15, 1997.
9.   THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
     NEW YORK.










KEN SEIFF                          DAVID LEWIS PERSONALLY AND
PIVOT RULES COMPANY            ON BEHALF OF IDL INTERNATIONAL LLC

/s/ E. Kenneth Seiff               /s/ David Lewis
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5/20/96                            5/20/96